UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2014

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2014, Dr Pepper Snapple Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034. The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1: Election of Directors

At the Annual Meeting, stockholders approved the election of the following directors — John L. Adams, Joyce M Roché, Ronald G. Rogers, Wayne R. Sanders, Jack L. Stahl and Larry D. Young— to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
John L. Adams	158,137,384	147,045	229,998	8,542,660
Joyce M Roché	157,839,741	443,146	231,540	8,542,660
Ronald G. Rogers	158,018,189	264,888	231,350	8,542,660
Wayne R. Sanders	157,449,609	833,783	231,035	8,542,660
Jack L. Stahl	157,535,061	749,442	229,924	8,542,660
Larry D. Young	158,142,518	138,979	232,930	8,542,660

Proposal 2: Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2014

At the Annual Meeting, stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2014.

For	Against	Abstentions
166,703,118	75,722	278,247

Proposal 3: An advisory vote on the compensation of the Company’s Named Executive Officers

At the Annual Meeting, stockholders approved the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
125,486,122	15,014,545	18,013,760	8,542,660

Proposal 4: Stockholder Proposal Regarding Comprehensive Recycling Strategy for Beverage Containers

At the Annual Meeting, stockholders did not approve the stockholder proposal regarding comprehensive recycling strategy for beverage containers.

For	Against	Abstentions	Broker Non-Votes

44,615,565	102,843,644	11,055,218	8,542,660

Proposal 5: Approval of an Amendment to the performance-based criteria under the Omnibus Stock Incentive Plan of 2009 and approval of such criteria under Section 162(m) of the Internal Revenue Code for future awards

At the Annual Meeting, stockholders approved an amendment to the performance-based criteria under the Omnibus Stock Incentive Plan of 2009 and approval of such criteria under Section 162(m) of the Internal Revenue Code for future awards.

For	Against	Abstentions	Broker Non-Votes
150,555,783	4,667,427	3,291,217	8,542,660

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

May 15, 2014	By:	James L. Baldwin

Name: James L. Baldwin
Title: Executive Vice President & General Counsel